Exhibit 4
                             A MARYLAND CORPORATION

                            AFBA FIVE STAR FUND, INC.

                   Common Stock Par Value One Dollar Per Share


                                                                         CUSIP
                                                                           COM


THIS CERTIFIES THAT __________________________________________________ is the
registered holder of _________________________________________________ Shares

         AFBA FIVE STAR [BALANCED][EQUITY][USA GLOBAL][HIGH YIELD] FUND

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

         IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ___________day of _____________________A.D. 19__.




-----------------------                    ---------------------------------
     Secretary                                         President


Registered and Countersigned

By ________________________________
            Authorized Person

                              DEMAND FOR REDEMPTION


         THE UNDERSIGNED SHAREHOLDER hereby surrenders to the Corporation this certificate and the shares evidenced thereby and demands redemption in accordance with the provisions of Article Five of the Articles of Incorporation and as described in the Prospectus.


__________________________, 19__

________________________________________
Date                                                     Shareholder


__________________________
Witness



                 THE SHAREHOLDER SHOULD REFER TO THE PROSPECTUS
                      FOR SIGNATURE GUARANTEE REQUIREMENTS



                                   ASSIGNMENT


          For Value Received, _________ hereby sell, assign and transfer unto ____________________________________________________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________ Attorney to transfer the said Shares on the Books of the within named Corporation with full powers of substitution in the premises.

         Dated _____________________, 19__

                  In the presence of

__________________________         __________________________



NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME AS WRITTEN
UPON THE FACE OF THE CERTIFICATE, IN EVERY
PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT,
OR ANY CHANGE WHATEVER.


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